                                                                  Exhibit (e)(4)

SERVICE REQUEST

             PLATINUM
      INVESTOR(R) III
AMERICAN GENERAL LIFE

PLATINUM INVESTOR(R) III -- FIXED OPTION                        MFS(R) Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account            . Division 928 - MFS(R) VIT II Core Equity
PLATINUM INVESTOR(R) III -- VARIABLE DIVISIONS                     . Division 282 - MFS(R) VIT Growth
The Alger Portfolios                                               . Division 285 - MFS(R) VIT New Discovery
   . Division 314 - Alger Capital Appreciation                     . Division 283 - MFS(R) VIT Research
   . Division 313 - Alger Mid Cap Growth                        Morgan Stanley Variable Insurance Fund, Inc.
American Century(R) Variable Portfolios, Inc.                      . Division 295 - Morgan Stanley VIF Growth
   . Division 262 - VP Value                                    Neuberger Berman Advisers Management Trust
Dreyfus Investment Portfolios                                      . Division 286 - AMT Mid Cap Growth
   . Division 273 - MidCap Stock                                Oppenheimer Variable Account Funds
Dreyfus Variable Investment Fund                                   . Division 310 - Oppenheimer Conservative
   . Division 272 - Opportunistic Small Cap                                         Balanced
   . Division 271 - Quality Bond                                   . Division 311 - Oppenheimer Global
Fidelity Variable Insurance Products                            PIMCO Variable Insurance Trust
   . Division 277 - VIP Asset Manager                              . Division 429 - PIMCO
   . Division 276 - VIP Contrafund(R)                                               CommodityRealReturn Strategy
   . Division 274 - VIP Equity-Income                              . Division 288 - PIMCO Real Return
   . Division 425 - VIP Freedom 2020                               . Division 287 - PIMCO Short-Term
   . Division 426 - VIP Freedom 2025                               . Division 289 - PIMCO Total Return
   . Division 427 - VIP Freedom 2030                            Pioneer Variable Contracts Trust
   . Division 275 - VIP Growth                                     . Division 422 - Pioneer Fund VCT
   . Division 308 - VIP Mid Cap                                    . Division 428 - Pioneer Mid Cap Value VCT
Franklin Templeton Variable Insurance Products Trust               . Division 423 - Pioneer Select Mid Cap Growth VCT
   . Division 309 - Franklin Small Cap Value VIP                Putnam Variable Trust
   . Division 302 - Franklin U.S. Government Securities VIP        . Division 290 - Putnam VT Diversified Income
   . Division 303 - Franklin Mutual Shares VIP                     . Division 393 - Putnam VT Equity Income
   . Division 304 - Templeton Foreign VIP                          . Division 292 - Putnam VT International Value
Goldman Sachs Variable Insurance Trust                          SunAmerica Series Trust
   . Division 421 - Goldman Sachs Strategic Growth                 . Division 307 - ST Aggressive Growth
Invesco Variable Insurance Funds                                   . Division 306 - ST Balanced
   . Division 424 - Invesco V.I. Core Equity                    VALIC Company I
   . Division 305 - Invesco V.I. Growth and Income                 . Division 265 - Goverment Money Market I
   . Division 410 - Invesco V.I. High Yield                        . Division 263 - International Equities Index
   . Division 260 - Invesco V.I. International Growth              . Division 264 - Mid Cap Index
Janus Aspen Series                                                 . Division 266 - Nasdaq-100(R) Index
   . Division 280 - Enterprise                                     . Division 269 - Science & Technology
   . Division 279 - Global Research                                . Division 268 - Small Cap Index
   . Division 278 - Overseas                                       . Division 267 - Stock Index
JPMorgan Insurance Trust                                        Vanguard Variable Insurance Fund
   . Division 927 - JPMorgan Mid Cap Value                         . Division 297 - VIF High Yield Bond
   . Division 281 - JPMorgan Small Cap Core                        . Division 298 - VIF REIT Index

                                                                                                       [BAR CODE]   AGLC0223 Rev0517
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
[LOGO OF AIG]                                                                                                VARIABLE UNIVERSAL LIFE
                                                                                                           INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                        Variable Life Service Center
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                             PO Box 305600 . Nashville, TN 37230-5600
                                                                                                    800-340-2765 . Fax: 713-620-6653


[ ] POLICY         1. POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS         Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.         Primary Owner (If other than an insured): ______________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

                      Primary Owner's S.S. No. or Tax I.D. No.__________________  Phone Number: (         ) __________ - ___________

                      Joint Owner (If applicable): __________________________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name   Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,       ____________________________________________________     _____________________________________________________
Payor or Beneficiary
has changed. (Please  Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ]   CHANGE IN    3. INVESTMENT DIVISION                  PREM %  DED %   INVESTMENT DIVISION                  PREM %  DED %
      ALLOCATION      (301) AGL Declared Fixed                             MFS(R) Variable Insurance Trust
      PERCENTAGES           Interest Account               ______  ______  (928) MFS(R) VIT II Core Equity*     ______  ______
                      The Alger Portfolios                                 (282) MFS(R) VIT Growth*             ______  ______
Use this section to   (314) Alger Capital Appreciation     ______  ______  (285) MFS(R) VIT New Discovery       ______  ______
indicate how          (313) Alger Mid Cap Growth           ______  ______  (283) MFS(R) VIT Research            ______  ______
premiums or monthly   American Century(R) Variable                         Morgan Stanley Variable Insurance
deductions are to be  Portfolios, Inc.                                     Fund, Inc.
allocated. Total      (262) VP Value                       ______  ______  (295) Morgan Stanley VIF Growth*     ______  ______
allocation in each    Dreyfus Investment Portfolios                        Neuberger Berman Advisers
column must equal     (273) MidCap Stock*                  ______  ______  Management Trust
100%; whole numbers   Dreyfus Variable Investment Fund                     (286) AMT Mid Cap Growth             ______  ______
only.                 (272) Opportunistic Small Cap*       ______  ______  Oppenheimer Variable Account Funds
                      (271) Quality Bond*                  ______  ______  (310) Oppenheimer Conservative
* These investment    Fidelity Variable Insurance                                Balanced                       ______  ______
options are           Products                                             (311) Oppenheimer Global             ______  ______
available only for    (277) VIP Asset Manager              ______  ______  PIMCO Variable Insurance Trust
owners whose          (276) VIP Contrafund(R)              ______  ______  (429) PIMCO
policies were         (274) VIP Equity-Income              ______  ______        CommodityRealReturn Strategy   ______  ______
effective before      (425) VIP Freedom 2020               ______  ______  (288) PIMCO Real Return              ______  ______
5/1/06.               (426) VIP Freedom 2025               ______  ______  (287) PIMCO Short-Term               ______  ______
                      (427) VIP Freedom 2030               ______  ______  (289) PIMCO Total Return             ______  ______
** These investment   (275) VIP Growth                     ______  ______  Pioneer Variable Contracts Trust
options are           (308) VIP Mid Cap                    ______  ______  (422) Pioneer Fund VCT**             ______  ______
available only for    Franklin Templeton Variable                          (428) Pioneer Mid Cap Value VCT      ______  ______
owners who had        Insurance Products Trust                             (423) Pioneer Select Mid Cap
Accumulation Value    (309) Franklin Small Cap Value VIP   ______  ______        Growth VCT**                   ______  ______
invested in such      (302) Franklin U.S. Government                       Putnam Variable Trust
fund or portfolio on        Securities VIP                 ______  ______  (290) Putnam VT Diversified Income   ______  ______
12/10/04.             (303) Franklin Mutual Shares VIP     ______  ______  (393) Putnam VT Equity Income*       ______  ______
                      (304) Templeton Foreign VIP          ______  ______  (292) Putnam VT International Value  ______  ______
*** These investment  Goldman Sachs Variable Insurance                     SunAmerica Series Trust
options are not       Trust                                                (307) ST Aggressive Growth           ______  ______
available for any     (421) Goldman Sachs                    NA    ______  (306) ST Balanced                    ______  ______
purpose except to           Strategic Growth***                            VALIC Company I
transfer              Invesco Variable Insurance Funds                     (265) Goverment Money Market I       ______  ______
Accumulation Value    (424) Invesco V.I. Core Equity*      ______  ______  (263) International Equities Index   ______  ______
to other investment   (305) Invesco V.I. Growth and                        (264) Mid Cap Index                  ______  ______
options.                    Income                         ______  ______  (266) Nasdaq-100(R) Index            ______  ______
                      (410) Invesco V.I. High Yield*       ______  ______  (269) Science & Technology           ______  ______
                      (260) Invesco V.I. International                     (268) Small Cap Index                ______  ______
                            Growth                         ______  ______  (267) Stock Index                    ______  ______
                      Janus Aspen Series                                   Vanguard Variable Insurance Fund
                      (280) Enterprise                     ______  ______  (297) VIF High Yield Bond            ______  ______
                      (279) Global Research*               ______  ______  (298) VIF REIT Index                 ______  ______
                      (278) Overseas                       ______  ______  Other: ____________________________  ______  ______
                      JPMorgan Insurance Trust                                                                   100%      100%
                      (927) JPMorgan Mid Cap Value***        NA    ______
                      (281) JPMorgan Small Cap Core        ______  ______

                                                                                         Page 2 of 5   [BAR CODE]   AGLC0223 Rev0517
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
[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.    be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate  AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ]  DOLLAR COST  6.    Day of the month for transfers____________ (Choose a day of the month between 1-28)
     AVERAGING (DCA)    Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
     ($5,000 MINIMUM    DCA to be made from the following investment option:__________________________________
     BEGINNING          Transfer: $________________________($100 minimum, whole dollars only)
     ACCUMULATION
     VALUE)

An amount can be        The Alger Portfolios                                   MFS(R) Variable Insurance Trust
systematically          (314) Alger Capital Appreciation             $________ (928) MFS(R) VIT II Core Equity*           $________
transferred from any    (313) Alger Mid Cap Growth                   $________ (282) MFS(R) VIT Growth*                   $________
one investment          American Century(R) Variable Portfolios, Inc.          (285) MFS(R) VIT New Discovery             $________
option and directed     (262) VP Value                               $________ (283) MFS(R) VIT Research                  $________
to one or more of       Dreyfus Investment Portfolios                          Morgan Stanley Variable Insuranece
the investment          (273) MidCap Stock*                          $________ Funds, Inc.
options below. The      Dreyfus Variable Investment Fund                       (295) Morgan Stanley VIF Growth*           $________
AGL Declared Fixed      (272) Opportunistic Small Cap*               $________ Neuberger Berman Advisers
Interest Account is     (271) Quality Bond*                          $________ Management Trust
not available for       Fidelity Variable Insurance Products                   (286) AMT Mid Cap Growth                   $________
DCA. Please refer to    (277) VIP Asset Manager                      $________ Oppenheimer Variable Account Funds
the prospectus for      (276) VIP Contrafund(R)                      $________ (310) Oppenheimer Conservative
more information on     (274) VIP Equity-Income                      $________       Balanced                             $________
the DCA option.         (425) VIP Freedom 2020                       $________ (311) Oppenheimer Global                   $________
NOTE: DCA is not        (426) VIP Freedom 2025                       $________ PIMCO Variable Insurance Trust
available if the        (427) VIP Freedom 2030                       $________ (429) PIMCO
Automatic               (275) VIP Growth                             $________       CommodityRealReturn Strategy         $________
Rebalancing option      (308) VIP Mid Cap                            $________ (288) PIMCO Real Return                    $________
has been chosen.        Franklin Templeton Variable Insurance                  (287) PIMCO Short-Term                     $________
                        Products Trust                                         (289) PIMCO Total Return                   $________
* These investment      (309) Franklin Small Cap Value VIP           $________ Pioneer Variable Contracts Trust
options are             (302) Franklin U.S. Government                         (422) Pioneer Fund VCT**                   $________
available only for      Securities VIP                               $________ (428) Pioneer Mid Cap Value VCT            $________
owners whose            (303) Franklin Mutual Shares VIP             $________ (423) Pioneer Select Mid Cap Growth VCT**  $________
policies were           (304) Templeton Foreign VIP                  $________ Putnam Variable Trust
effective before        Invesco Variable Insurance Funds                       (290) Putnam VT Diversified Income         $________
5/1/06.                 (424) Invesco V.I. Core Equity*              $________ (393) Putnam VT Equity Income*             $________
                        (305) Invesco V.I. Growth and Income         $________ (292) Putnam VT International Value        $________
** These investment     (410) Invesco V.I. High Yield*               $________ SunAmerica Series Trust
options are             (260) Invesco V.I. International Growth      $________ (307) ST Aggressive Growth                 $________
available only for      Janus Aspen Series                                     (306) ST Balanced                          $________
owners who had          (280) Enterprise                             $________ VALIC Company I
Accumulation Value      (279) Global Research*                       $________ (265) Goverment Money Market I             $________
invested in such        (278) Overseas                               $________ (263) International Equities Index         $________
fund or portfolio on    JPMorgan Insurance Trust                               (264) Mid Cap Index                        $________
12/10/04.               (281) JPMorgan Small Cap Core                $________ (266) Nasdaq-100(R) Index                  $________
                                                                               (269) Science & Technology                 $________
                        ______ INITIAL HERE TO REVOKE DCA ELECTION.            (268) Small Cap Index                      $________
                                                                               (267) Stock Index                          $________
                                                                               Vanguard Variable Insurance Fund
                                                                               (297) VIF High Yield Bond                  $________
                                                                               (298) VIF REIT Index                       $________
                                                                               Other: ______________________________      $________

                                                                                         Page 3 of 5   [BAR CODE]   AGLC0223 Rev0517
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
[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.

See investment option
restrictions in
Box 3 above.

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or eService instructions,
    FOR TRANSACTIONS if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to
Complete this        change allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or
eService             ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
privileges.                 authorized to service my policy.

                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or eService instructions received and acted on in good faith, including losses due to telephone instructions or eService communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or eService instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                     ______ INITIAL HERE TO REVOKE eSERVICE PRIVILEGE AUTHORIZATION.

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.

See investment option
restrictions in Box 3
above.

                                                                                         Page 4 of 5   [BAR CODE]   AGLC0223 Rev0517
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
[ ] ELECTRONIC   11. American General Life Insurance Company ("AGL") is able to provide policy and investment option prospectuses,
    DELIVERY         supplements and reports via e-mail. In order to deliver these documents via e-mail, we must obtain your consent
    CONSENT          to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery       . Policy prospectuses and supplements
of documents.             . Investment option prospectuses and supplements
                          . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, PO Box 305600, Nashville, TN 37230-5600, Attn:
                     Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                          . Browser software, such as Microsoft Internet Explorer, or equivalent
                          . Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.

                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

------------------------------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/ 12. IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct
    SIGNATURE        taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to
Complete this        backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable:
section for ALL      _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup
requests.            withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that
                     I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The
                     FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____). **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. *See General Instructions provided on the
                     IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S.
                     resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
                     ---------------------------------------------------------------------------------------------------------------

                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                     CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)

                     OWNER SIGNATURE                                        WITNESS SIGNATURE
                     ----------------------------------------------------   --------------------------------------------------------


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------

                     JOINT OWNER SIGNATURE                                  WITNESS SIGNATURE
                     ----------------------------------------------------   --------------------------------------------------------


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------

                     ASSIGNEE SIGNATURE                                     WITNESS SIGNATURE
                     ----------------------------------------------------   --------------------------------------------------------


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------

                                                                                         Page 5 of 5   [BAR CODE]   AGLC0223 Rev0517
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